                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.


Name                                              State of Incorporation/Organization
----                                              -----------------------------------
Agri-Products, Inc.                                           Arkansas
Bluefield Beverage Company                                    Ohio
Country Oven, Inc.                                            Ohio
Dillon Companies, Inc.                                        Kansas
  Also Doing Business As:
  Dillon Food Stores                                          N/A*
  Dillon Stores Division, Inc.                                N/A*
  GHC Merchandise Distribution, Inc.                          N/A*
  Gerbes Supermarkets                                         N/A*
  King Soopers, Inc.                                          N/A*
  Sav-Mor                                                     N/A*
Dotto, Inc.                                                   Indiana
Drug Distributors, Inc.                                       Indiana
Embassy International, Inc.                                   Ohio
Fred Meyer, Inc.                                              Delaware
Ft. Wayne Food Stores, Inc.                                   Ohio
Henke & Pillot, Inc.                                          Texas
Henpil, Inc.                                                  Texas
  (Subsidiary of Rocket Newco, Inc.)
Inter-American Foods, Inc.                                    Ohio
Inter-American Products, Inc.                                 Ohio
  (Formerly known as Jubilee Products, Inc.)
J.V. Distributing, Inc.                                       Michigan
KRGP Inc.                                                     Ohio
KRLP Inc.                                                     Ohio
The Kroger Co. of Michigan                                    Michigan
  Also Doing Business As:
  The Apple Orchard Fruit Market                              N/A*
  Bi-Lo Discount Foods                                        N/A*
  World of Videos, Movies and Munch More                      N/A*
Michigan Dairy, L.L.C.                                        Michigan (limited liability company)
Kroger Dedicated Logistics Co.                                Ohio
Kroger Limited Partnership I                                  Ohio (limited partnership)
  Also Doing Business As:
  Kentucky Distribution Center                                N/A*
  Kroger Kare Home Infusion                                   N/A*
  The Pet Food Super Center                                   N/A*
  The Petfood Place                                           N/A*
  Peyton's Southeastern                                       N/A*
  Peyton's Southeastern, Inc.                                 N/A*
Kroger Limited Partnership II                                 Ohio (limited partnership)
  Also Doing Business As:
  Country Oven Bakery                                         N/A*
  Crossroad Farms Dairy                                       N/A*
    Indianapolis Bakery                                       N/A*
  K. B. Specialty Foods                                       N/A*
  Kenlake Foods                                               N/A*

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.


Name                                              State of Incorporation/Organization
----                                              -----------------------------------
  Pace Dairy of Indiana                                       N/A*
  Peyton's                                                    N/A*
  Peyton's Mid-South Company                                  N/A*
  Peyton's Northern                                           N/A*
  Winchester Farms Dairy                                      N/A*
Kroger Management Co.                                         Michigan
Kroger Texas L.P.                                             Ohio (limited partnership)
  Also Doing Business As:
  America's Beverage Company                                  N/A*
  Vandervoort's Dairy Food Company                            N/A*
MANUCO Incorporated                                           Ohio
One Holdings, Inc.                                            Delaware
  Also Doing Business As:
  Seven Holdings, Inc.                                        N/A*
Pace Dairy Foods Company                                      Ohio
Pay Less Super Markets, Inc.                                  Indiana
Peyton's-Southeastern, Inc.                                   Tennessee
  Also Doing Business As:
  Supermarket Merchandisers Co.                               N/A*
Pontiac Foods, Inc.                                           South Carolina
RJD Assurance, Inc.                                           Vermont
Rocket Newco, Inc.                                            Texas
Southern Ice Cream Specialties, Inc.                          Ohio
Ten Holdings, Inc.                                            Delaware
Three Holdings, Inc.                                          Delaware
Topvalco, Inc.                                                Ohio
Two Holdings, Inc.                                            Delaware
Vine Court Assurance Incorporated                             Vermont
Wydiv, Inc.                                                   Texas
  (Subsidiary of Rocket Newco, Inc.)

                     Subsidiaries of Dillon Companies, Inc.

Name                                              State of Incorporation/Organization
----                                              -----------------------------------
City Market, Inc.                                             Colorado
  Also Doing Business As:
  Circle Super                                                N/A*
Dillon Real Estate Co., Inc.                                  Kansas
Jackson Ice Cream Co., Inc.                                   Kansas
  Also Doing Business As:
  Jackson & Company                                           N/A*

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.

                     Subsidiaries of Dillon Companies, Inc.

Name                                              State of Incorporation/Organization
----                                              -----------------------------------
Junior Food Stores of West Florida, Inc.                      Florida
  Also Doing Business As:
  Tom Thumb Food Stores                                       N/A*
Kwik Shop, Inc.                                               Kansas
Mini Mart, Inc.                                               Wyoming
  Also Doing Business As:
  Loaf 'N Jug, Inc.                                           N/A*
Quik Stop Markets, Inc.                                       California
Royalty Enterprises, Ltd.                                     Colorado
(Subsidiary of Mini Mart, Inc.)
THGP Co., Inc.                                                Pennsylvania
THLP Co., Inc.                                                Pennsylvania
Turkey Hill, L.P.                                             Pennsylvania (limited partnership)
  Also Doing Business As:
  Turkey Hill Dairy, Inc.                                     N/A*
  Turkey Hill Minit Markets                                   N/A*
Wells Aircraft, Inc.                                          Kansas
  (Subsidiary of Dillon Real Estate Co., Inc.)

                        Subsidiaries of Fred Meyer, Inc.

Name                                              State of Incorporation/Organization
----                                              -----------------------------------
Fred Meyer Stores, Inc.                                       Delaware
  (Subsidiary of Fred Meyer, Inc.)
CB&S Advertising Agency, Inc.                                 Oregon
  (Subsidiary of Fred Meyer Stores, Inc.)
Distribution Trucking Company                                 Oregon
  (Subsidiary of Fred Meyer Stores, Inc.)
FM, Inc.                                                      Utah
  (Subsidiary of Fred Meyer Stores, Inc.)
FM Holding Corporation                                        Delaware
  (Subsidiary of Fred Meyer Stores, Inc.)
Grand Central, Inc.                                           Utah
  (Subsidiary of FM Holding Corporation)
FM Retail Services, Inc.                                      Washington
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer, Inc.                                              Washington
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer of Alaska, Inc.                                    Alaska
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer of California, Inc.                                California
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer (HK) Limited                                       Hong Kong
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer Jewelers, Inc.                                     Delaware
  (Subsidiary of Fred Meyer Stores, Inc.)

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.
                        Subsidiaries of Fred Meyer, Inc.

Name                                              State of Incorporation/Organization
----                                              -----------------------------------
Merksamer Jewelers, Inc.                                      California
  (Subsidiary of Fred Meyer Jewelers, Inc.)
Natur Glo, Inc.                                               Oregon
  (Subsidiary of Fred Meyer Stores, Inc.)
Roundup Co.                                                   Washington
  (Subsidiary of Fred Meyer Stores, Inc.)
JH Properties, Inc.                                           Washington
  (Subsidiary of Roundup Co.)
Smith's Food & Drug Centers, Inc.                             Delaware
  (Subsidiary of Fred Meyer, Inc.)
Richie's, Inc.                                                Texas
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
 Smith's Beverage of Wyoming                                  Wyoming
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Smitty's Supermarkets, Inc.                                   Delaware
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Smitty's Super Valu, Inc.                                     Delaware
  (Subsidiary of Smitty's Supermarkets, Inc.)
Compare, Inc.                                                 Delaware
  (Subsidiary of Smitty's Super Valu, Inc.)
Saint Lawrence Holding Company                                Delaware
  (Subsidiary of Smitty's Super Valu, Inc.)
SLHC 2, Inc.                                                  Delaware
  (Subsidiary of Saint Lawrence Holding Company)
Smitty's Equipment Leasing, Inc.                              Delaware
  (Subsidiary of Smitty's Super Valu, Inc.)
Treasure Valley Land Company, L.C.                            Idaho
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Western Property Investment Group, Inc.                       California
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Healthy Options Inc.                                          Delaware
  (Subsidiary of Fred Meyer, Inc.)
Quality Food Centers, Inc.                                    Washington
  (Subsidiary of Fred Meyer, Inc.)
Hughes Markets, Inc.                                          California
  (Subsidiary of Quality Food Centers, Inc.)
Hughes Realty, Inc.                                           California
  (Subsidiary of Hughes Markets, Inc.)
KU Acquisition Corporation                                    Washington
  (Subsidiary of Quality Food Centers, Inc.)
Quality Food, Inc.                                            Delaware
  (Subsidiary of Quality Food Centers, Inc.)
 Quality Food Holdings, Inc.                                  Delaware
  (Subsidiary of Quality Food, Inc.)
QFC Sub, Inc.                                                 Washington
  (Subsidiary of Quality Food Holdings, Inc.)

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.

                        Subsidiaries of Fred Meyer, Inc.

Name                                              State of Incorporation/Organization
----                                              -----------------------------------
Second Story, Inc.                                            Washington
  (Subsidiary of Quality Food Centers, Inc.)
Art's Food Center, Inc.                                       Washington
  (Subsidiary of Quality Food Centers, Inc.)
Food 4 Less Holdings, Inc.                                    Delaware
  (Subsidiary of Fred Meyer, Inc.)
Ralphs Grocery Company                                        Delaware
  (Subsidiary of Food 4 Less Holdings, Inc.)
Cala Co.                                                      Delaware
  (Subsidiary of Ralphs Grocery Company)
Bay Area Warehouse Stores, Inc.                               California
  (Subsidiary of Cala Co.)
Bell Markets, Inc.                                            California
  (Subsidiary of Cala Co.)
Cala Foods, Inc.                                              California
  (Subsidiary of Cala Co.)
Crawford Stores, Inc.                                         California
  (Subsidiary of Ralphs Grocery Company)
Food 4 Less of Southern California, Inc.                      Delaware
  (Subsidiary of Ralphs Grocery Company)
Alpha Beta Company                                            California
  (Subsidiary of Food 4 Less of Southern California, Inc.)
Food 4 Less GM, Inc.                                          California
  (Subsidiary of Alpha Beta Company)
Food 4 Less of California, Inc.                               California
  (Subsidiary of Alpha Beta Company)
Food 4 Less Merchandising, Inc.                               California
  (Subsidiary of Alpha Beta Company)